UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

In connection with the Merger (as defined below), on February 18, 2022, R. R. Donnelley & Sons Company (the “Company”) and certain of its domestic subsidiaries (the “Guarantors”) entered into Amendment No. 4 to Credit Agreement (the “ABL Amendment”), with the lenders party thereto, Bank of America, N.A., as existing administrative agent (in such capacity, the “Existing ABL Agent”), and Wells Fargo Bank, National Association, as successor administrative agent (in such capacity, the “Successor ABL Agent”), which further amended that certain Second Amended and Restated Credit Agreement, dated as of September 29, 2017 (as amended by Amendment No. 1 to Credit Agreement, dated as of October 15, 2018, as amended by Amendment No. 2 to Credit Agreement, dated as of April 16, 2021, and as further amended by Amendment No. 3 to Credit Agreement, dated as of December 21, 2021, the “Existing ABL Credit Agreement” and, as amended by the ABL Amendment, the “Amended ABL Credit Agreement”), by and among the Company, as borrower, the Guarantors, as guarantors, the lenders party thereto and the Existing ABL Agent.

The ABL Amendment amends the Existing ABL Credit Agreement to, among other things: (i) waive any potential change of control in connection with the transactions contemplated by the Merger Agreement (as defined below); (ii) modify the pricing and change the reference rate (x) for U.S. Dollar-denominated borrowings to be based on the secured overnight financing rate (“SOFR”), (y) for Sterling-denominated borrowings to be based on the Sterling overnight index average and (z) for Yen-denominated borrowings to be based on the Tokyo interbank offered rate; (iii) replace Bank of America, N.A. with Wells Fargo Bank, National Association as administrative agent; (iv) provide for certain other modifications and waivers to the Existing ABL Credit Agreement, including modifications to certain conditions to credit extensions and modifications to certain covenants; and (v) expressly permit the Merger and the other transactions contemplated by the Merger Agreement; provided, however, the effectiveness of the ABL Amendment is contingent on the occurrence of the effective time of the Merger contemplated by the Merger Agreement.

The ABL Amendment was made at the request of Chatham Delta Parent, Inc. (“Parent”) pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 14, 2021, by and among the Company, Parent and Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”). Under the terms of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct or indirect wholly owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, Parent is responsible for (i) paying all fees and expenses the Company incurs in connection with the ABL Amendment and (ii) indemnifying the Company from and against any and all losses the Company incurs in connection with the ABL Amendment.

The foregoing description of the Merger Agreement, the ABL Amendment and related matters does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was included as Exhibit 2.1 to the Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on December 17, 2021, and the ABL Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the ABL Amendment is incorporated by reference under this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment No. 4 to Credit Agreement, dated as of February 18, 2022, among R. R. Donnelley and Sons Company, the guarantors party thereto, the lenders party thereto, Bank of America, N.A., as existing administrative agent, and Wells Fargo Bank, National Association, as successor administrative agent.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Merger; (ii) significant transaction costs associated with the Merger; (iii) potential litigation relating to the Merger, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Merger and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Merger are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Merger. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC and mailed to its stockholders the definitive Proxy Statement and may file certain other documents regarding the Merger with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
Terry D. Peterson
Executive Vice President and Chief Financial Officer

Date: February 22, 2022